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                                                                     Exhibit 1.1


                  THE DETROIT EDISON SECURITIZATION FUNDING LLC

                           THE DETROIT EDISON COMPANY


                             UNDERWRITING AGREEMENT


                                                              New York, New York
                                                             March [     ], 2001


To Salomon Smith Barney Inc.
as representative of the
Underwriters named in
Schedule II hereto


Ladies and Gentlemen:

         1. Introduction. The Detroit Edison Securitization Funding LLC, a Michigan limited liability company (the "Issuer") and The Detroit Edison Company, an operating electric public utility incorporated under the laws of the State of Michigan (the "Company") as sole member and owner of the entire equity interest in the Issuer, propose, subject to the terms and conditions stated herein, that the Issuer issue and sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom Salomon Smith Barney Inc. is acting as representative (the "Representative"), the principal amount of The Detroit Edison Securitization Funding LLC Securitization Bonds, Series 2001-1 (the "Securitization Bonds"), identified in Schedule I hereto.

         The issuance of the Securitization Bonds is authorized by the Financing Order, Case No. U-12478 (the "Financing Order"), issued by the Michigan Public Service Commission (the "MPSC") on November 2, 2000, as further clarified in the MPSC's Opinion and Order dated January 4, 2001, in accordance with the Customer Choice and Electricity Reliability Act, 2000 PA 141 ("Act 141") and 2000 PA 142 ("Act 142" and together with Act 141, the "Statute"), both of which became effective on June 5, 2000. The Securitization Bonds will be issued pursuant to an Indenture dated as of March [ ], 2001, as supplemented by the 2001-1 Series Supplement thereto, between the Issuer and The Bank of New York, as trustee (the "Trustee") (and as amended and supplemented from time to time, the "Indenture"). The Securitization Bonds will be secured primarily by the Securitization Property created by the Financing Order (the "Securitization Property"), which will be sold to the Issuer by the Company. The Company's sale of Securitization Property to the Issuer will occur pursuant to a Sale Agreement dated as of March [ ], 2001, between the Company and the Issuer (the "Sale Agreement") and a related Bill of Sale of even date therewith (the "Bill of Sale"). The Securitization Property will be serviced pursuant to a Servicing Agreement dated as of March [ ], 2001, between the
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Company, as servicer, and the Issuer, as owner of the Securitization Property
(as amended and supplemented from time to time, the "Servicing Agreement"). Pursuant to the Indenture, the Issuer will grant to the Trustee, as trustee for the benefit of the Securitization Bondholders, all of its right, title and interest in and to the Securitization Property as security for the Securitization Bonds.

         Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Indenture, including Appendix A thereto.

         2. Representations and Warranties. Each of the Company and the Issuer represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 2. Certain terms used in this Section 2 are defined in paragraph
(d) hereof.

                  (a) If the offering of the Securitization Bonds is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securitization Bonds is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                           (i) The Issuer and the Securitization Bonds meet the
                  requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act"), and the Issuer has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (Registration No. 333-51066), including a basic prospectus, for registration under the Act of the offering and sale of the Securitization Bonds. The Issuer may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securitization Bonds is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securitization Bonds and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date. The Issuer will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospectus included in such registration statement relating to the Securitization Bonds and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securitization Bonds and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Issuer has advised you, prior to the Execution Time, will be included or made therein.


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                           (ii) The Issuer and the Securitization Bonds meet the
                  requirements for the use of Form S-3 under the Act and the Issuer has filed with the Commission a registration statement on such Form (Registration No. 333-51066), including a basic prospectus, for registration under the Act of the offering and sale of the Securitization Bonds. The Issuer may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Issuer will next file with the Commission either (x) a final prospectus supplement relating to the Securitization Bonds in accordance with Rules 430A and 424(b)(1) or (4), or
                  (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause
                  (x), the Issuer has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securitization Bonds and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule
                  430A Information, together with all other such required information, with respect to the Securitization Bonds and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Issuer has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Issuer nor the Company makes any representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) the


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         information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Issuer by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

                  (c) The documents incorporated by reference in the Registration Statement and the Final Prospectus, when they became effective or were filed (or, if an amendment with respect to any such document was filed or became effective, when such amendment was filed or became effective) with the Commission, as the case may be, conformed in all material respects to the requirements of the Act, the Exchange Act, the Trust Indenture Act and the rules and regulations thereunder, and any further documents so filed and incorporated by reference will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Act, the Exchange Act, the Trust Indenture Act and the rules and regulations thereunder; none of such documents, when it became effective or was filed (or, if an amendment with respect to any such documents was filed or became effective, when such amendment was filed or became effective) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (d) The terms which follow, when used in this Underwriting Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Underwriting Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securitization Bonds and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securitization Bonds that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securitization Bonds, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended.


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         Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415," "Rule 424," "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securitization Bonds and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
         Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of the Securitization Bonds is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

                  (e) Deloitte & Touche LLP are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder

                  (f) The financial statements included or incorporated by reference in the Final Prospectus present fairly the financial position and results of operations of the Company and the Issuer, respectively, as of the respective dates and for the respective periods specified and, except as otherwise stated in the Final Prospectus, such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved. Neither the Company nor the Issuer has any material contingent obligation which is not disclosed in the Final Prospectus.

                  (g) The Issuer has been duly formed and is validly existing as a limited liability company under the laws of the State of Michigan, has the power and authority to conduct its business as presently conducted and as described in the Final Prospectus and is duly qualified as a foreign limited liability company to do business and in good standing in


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         every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary and in which the failure to so qualify would have a materially adverse effect on the Issuer; and the Issuer has all requisite power and authority to issue the Securitization Bonds and purchase the Securitization Property as described in the Final Prospectus.

                  (h) The Company is a validly existing corporation under the laws of the State of Michigan; each of the Company's subsidiaries is a validly existing corporation under the laws of its jurisdiction of incorporation; the Company has all requisite power and authority to own and occupy its properties and carry on its business as presently conducted and as described in the Final Prospectus and is duly qualified as a foreign corporation to do business and in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary and in which the failure to so qualify would have a materially adverse effect on the Company.

                  (i) Each of the Basic Documents to which the Company or the Issuer is a party has been duly authorized by the Company or the Issuer, as applicable, and when executed and delivered by the Issuer or the Company, as applicable, will constitute a valid and binding obligation of the Company or the Issuer, as applicable, enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws or equitable principles affecting creditors' rights generally from time to time in effect).

                  (j) The Securitization Bonds have been duly authorized by the Issuer and will conform to the description thereof in the Final Prospectus; and when the Securitization Bonds are executed by the Issuer, authenticated by the Trustee and delivered to the Underwriters and are paid for by the Underwriters in accordance with the terms of this Underwriting Agreement, the Securitization Bonds will constitute the legal, valid and binding obligations of the Issuer, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws or equitable principles affecting creditors' rights generally from time to time in effect);

                  (k) The issue and sale of the Securitization Bonds by the Issuer, the sale of the Securitization Property by the Company to the Issuer, the execution, delivery and compliance by the Company and the Issuer with all of the provisions of this Underwriting Agreement and each of the other Basic Documents to which the Company or the Issuer, as applicable, is a party, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any trust agreement, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or the Company is a party or by which the Issuer or the Company is bound or to which any of the property or assets of the Issuer or the Company is subject, which conflict, breach,


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         violation or default would be material to the issue and sale of the
         Securitization Bonds or would have a material adverse effect on the general affairs, management, prospects, financial position or results of operations of the Issuer or the Company or on the stockholders' equity of the Company, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation or Bylaws of the Company or the Issuer Articles of Organization or Issuer LLC Agreement or any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer or the Company or any of their respective properties.

                  (l) Except for:

                           (i) the order of the Commission making the
                  Registration Statement effective,

                           (ii) permits and similar authorizations required
                  under the securities or blue sky laws of any jurisdiction,

                           (iii) the Financing Order and all filings required
                  thereunder,

         no consent, approval, authorization or other order of any governmental authority is legally required for the execution, delivery and performance of this Underwriting Agreement by the Issuer and the Company and the consummation of the transactions contemplated hereby.

                  (m) This Underwriting Agreement has been duly authorized, executed and delivered by the Issuer and the Company and constitutes a valid and binding obligation of the Company and the Issuer, enforceable in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws or equitable principles affecting creditors' rights generally from time to time in effect and subject to the possible unenforceability of the indemnity provisions contained herein).

                  (n) There is no pending or threatened suit or proceeding before any court or governmental agency, authority or body or any arbitration involving the Company or any of its subsidiaries or the Issuer required to be disclosed in the Final Prospectus which is not adequately disclosed in the Final Prospectus.

                  (o) The Indenture has been duly and validly authorized by all necessary action by the Issuer and duly qualified under the Trust Indenture Act; and the Indenture has been duly and validly executed and delivered by the Issuer and is a valid and enforceable instrument of the Issuer in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws or equitable principles affecting creditors' rights generally from time to time in effect).


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                  (p) The Securitization Bonds, when duly executed,
         authenticated and delivered against payment of the agreed consideration therefor, will be entitled to the benefits provided by the Indenture, and the holders of the Securitization Bonds will be entitled to the payment of principal and interest as therein provided; the Securitization Bonds and the Indenture conform to the descriptions thereof contained in the Final Prospectus.

         Any certificate signed by any officer of the Company or any manager of the Issuer and delivered to you or to counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Issuer, as the case may be, to each Underwriter as to the matters covered thereby.

         3. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Issuer agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Issuer, at the purchase price set forth in
Schedule I hereto the principal amount of the Securitization Bonds set forth opposite such Underwriter's name in Schedule II hereto.

         4. Delivery and Payment. Delivery of and payment for the Securitization Bonds shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representative shall designate), which date and time may be postponed by agreement between the Representative and the Issuer or as provided in Section 9 hereof (such date and time of delivery and payment for the Securitization Bonds being herein called the "Closing Date"). Delivery of the Securitization Bonds shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to the Issuer by wire transfer of immediately available funds. The Securitization Bonds to be so delivered shall be initially represented by Securitization Bonds registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the Securitization Bonds will be represented by book entries on the records of DTC and participating members thereof. Definitive Securitization Bonds will be available only under limited circumstances.

         The Issuer shall have the Securitization Bonds available for inspection, checking and packaging by the Representative in New York, New York, not later than 1:00 PM Eastern Time on the business day prior to the Closing Date.

         5. Covenants.

                  (a) Covenants of the Issuer. The Issuer covenants and agrees with the several Underwriters that:

                           (i) The Issuer will use its best efforts to cause the
                  Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securitization Bonds, the Issuer will not file any amendment of the Registration Statement or


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                  supplement (including the Final Prospectus or any Preliminary
                  Final Prospectus) to the Basic Prospectus unless the Issuer has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Issuer will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Issuer will promptly advise the Representative (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective,
                  (B) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securitization Bonds, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, (F) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Securitization Bonds for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (G) of the happening of any event during the period mentioned in subparagraph (ii) below. The Issuer will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                           (ii) If, at any time when a prospectus relating to
                  the Securitization Bonds is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Issuer promptly will (i) prepare and file with the Commission an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

                           (iii) As soon as practicable but no later than 12
                  months after the Closing Date, the Issuer will make generally available to the Securitization Bondholders and to the Representative an earnings statement or statements of the Issuer that will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.


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                           (iv) The Issuer will furnish to the Representative
                  and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representative may reasonably request. The Issuer shall furnish or cause to be furnished to the Representative copies of all reports required by Rule 463 under the Act. The Issuer will pay the expenses of printing or other production of all documents relating to the offering.

                           (v) The Issuer will arrange for the qualification of
                  the Securitization Bonds for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Securitization Bonds and will arrange for the determination of the legality of the Securitization Bonds for purchase by institutional investors; provided that in no event shall the Issuer be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits in any jurisdiction where it is not now so subject.

                           (vi) Until the business date set forth on Schedule I
                  hereto, the Issuer will not, without the consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities (other than the Securitization Bonds).

                           (vii) For a period from the date of this Underwriting
                  Agreement until the retirement of the Securitization Bonds, or until such time as the Underwriters shall cease to maintain a secondary market in the Securitization Bonds, whichever occurs first, the Issuer will deliver to the Representative the annual statements of compliance and the annual independent auditor's servicing reports furnished to the Issuer or the Trustee pursuant to the Servicing Agreement or the Indenture, as applicable, as soon as such statements and reports are furnished to the Issuer or the Trustee.

                           (viii) So long as any of the Securitization Bonds are
                  outstanding, the Issuer will furnish to the Representative,
                  (A) as soon as available, a copy of each report of the Issuer filed with the Commission under the Exchange Act, or mailed to Securitization Bondholders, (B) a copy of any filings with the MPSC pursuant to the Statute and the Financing Order including, but not limited to, any annual or more frequent SB Charge Periodic Adjustment filings, and (C) from time to time, any information concerning the Issuer as the Representative may reasonably request.

                           (ix) To the extent, if any, that any rating necessary
                  to satisfy the condition set forth in Section 6(m) of this Underwriting Agreement is conditioned


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                  upon the furnishing of documents or the taking of other
                  actions by the Issuer on or after the Closing Date, the Issuer shall furnish such documents and take such other actions.

                  (b) Covenants of the Company. The Company covenants and agrees with the several Underwriters that, to the extent that the Issuer has not already performed such act pursuant to Section 5(a):

                           (i) The Company will apply the proceeds of the sale
                  of the Securitization Property to the Issuer for the purposes described in the Final Prospectus and in compliance with the Act 142 and the Financing Order.

                           (ii) Until the business date set forth on Schedule I
                  hereto, the Company will not, without the consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any asset-backed securities similar to the Securitization Bonds (other than the Securitization Bonds).

                           (iii) So long as any of the Securitization Bonds are
                  outstanding and the Company is the Servicer, the Company will furnish to the Representative (A) as soon as available, a copy of each report of the Company or the Issuer filed with the Commission under the Exchange Act, or mailed to Securitization Bondholders, (B) a copy of any filings with the MPSC pursuant to the Statute and the Financing Order including, but not limited to, any annual or more frequent SB Charge Periodic Adjustment filings, and (C) from time to time, any information concerning the Company as the Representative may reasonably request.

                           (iv) To the extent, if any, that any rating necessary
                  to satisfy the condition set forth in Section 6(m) of this Underwriting Agreement is conditioned upon the furnishing of documents or the taking of other actions by the Company on or after the Closing Date, the Company shall furnish such documents and take such other actions.

                           (v) The initial SB Charge will be calculated in
                  accordance with the Financing Order.

         6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securitization Bonds shall be subject to the accuracy of the representations and warranties on the part of the Issuer and the Company contained herein as of the Execution Time and the Closing Date, on the part of the Company contained in Article III of the Sale Agreement and in
Section 6.01 of the Servicing Agreement as of the Closing Date, to the accuracy of the statements in the Securitization Bonds pursuant to the provisions hereof, to the performance by the Issuer and the Company of their obligations hereunder, and to the following additional conditions precedent:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative agrees in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM Eastern Time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM Eastern Time on such date, or (ii) 12:00 Noon Eastern Time on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM Eastern Time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Representative shall have received opinions, each dated as of the Closing Date, from Honigman Miller Schwartz and Cohn LLP, each subject to customary qualifications, exceptions and limitations, in form and substance satisfactory to the Representative, to the effect set forth in Exhibits A, B, C, E, F, H, I, J and K hereto.

                  (c) The Representative shall have received an opinion, dated as of the Closing Date, from Brown & Wood LLP, subject to customary qualifications, exceptions and limitations, in form and substance satisfactory to the Representative, to the effect set forth in Exhibit G hereto.

                  (d) The Representative shall have received an opinion, dated as of the Closing Date, from in-house counsel to the Company, subject to customary qualifications, exceptions and limitations, in form and substance satisfactory to the Representative, to the effect set forth in Exhibit D hereto.

                  (e) The Representative shall have received an opinion letter of, or a reliance letter thereon from, Honigman Miller Schwartz and Cohn LLP, dated the Closing Date, in form and substance reasonably satisfactory to the Representative, required to be delivered by such counsel pursuant to Section 2.10(v) of the Indenture.

                  (f) The Representative shall have received an opinion or opinions of counsel to the Trustee dated the Closing Date, in form and substance reasonably satisfactory to the Representative, to the effect that:

                           (i) the Trustee is validly existing as a banking
                  corporation in good standing under the laws of the State of New York;

                           (ii) the Indenture has been duly authorized, executed
                  and delivered by the Trustee and constitutes the legal, valid and binding agreement enforceable against the Trustee in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws or equitable principles affecting creditors' rights generally from time to time in effect); and

                           (iii) the Securitization Bonds have duly
                  authenticated and delivered by the Trustee.

                  (g) The Representative shall have received from Brown & Wood LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, to the effect set forth in Exhibit L and other related matters as the Representative may reasonably require, and the Company and the Issuer shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (h) The Representative shall have received a certificate of the Issuer, signed by a duly authorized manager of the Issuer, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Underwriting Agreement and that:

                           (i) the representations and warranties of the Issuer
                  in this Underwriting Agreement and in the Sale Agreement and the Indenture are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Issuer has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Issuer's knowledge, threatened; and

                           (iii) since the dates as of which information is
                  given in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in (A) the condition (financial or other), prospects, earnings, business or properties of the Issuer, whether or not arising from transactions contemplated by the Final Prospectus or in the ordinary course of business, or (B) the Securitization Property or any right related thereto under the Statute or the Financing Order, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (i) The Representative shall have received a certificate of the Company, signed by the Chief Executive Officer, the President or a Vice President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Underwriting Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Underwriting Agreement, the Sale Agreement, the Servicing Agreement and the Administration Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the dates as of which information is
                  given in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in (A) the condition (financial or other), prospects, earnings, business or properties of the Company and its subsidiaries taken as a whole, whether or not arising from transactions contemplated by the Final Prospectus or in the ordinary course of business, or (B) the Securitization Property or any right related thereto under the Statute or the Financing Order, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (j) At the Closing Date, Deloitte & Touche LLP shall have furnished to the Representative (A) a letter or letters (which may refer to letters previously delivered to the Representative), dated as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature set forth in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation, and (B) the opinion or certificate, dated as of the Closing Date, in form and substance satisfactory to the Representative, satisfying the requirements of Section 2.10(vi) of the Indenture.

                  References to the Final Prospectus in this paragraph (j) include any supplement thereto at the date of the letter.

                  In addition, except as provided in Schedule I hereto, at the Execution Time, Deloitte & Touche LLP shall have furnished to the Representative a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representative, to the effect set forth above.

                  (k) There shall not have occurred any change, or any development involving a prospective change, in or any event subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement and the Final Prospectus (exclusive of any supplement thereto relating to such change, development or event) affecting either (i) the business, prospects, properties or financial condition of the Company or the Issuer, or (ii) the Securitization Property, the Securitization Bonds, the Financing Order or the Statute, the effect of which is, in the case of either (i) or
         (ii) above, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securitization Bonds as contemplated by the Registration Statement (exclusive of any amendment thereof relating to such change, development or event) and the Final Prospectus (exclusive of any supplement thereto relating to such change, development or event).

                  (l) On or prior to the Closing Date, the Issuer shall have delivered to the Representative evidence, in form and substance reasonably satisfactory to the Representative, of compliance with
         Section 2.10 of the Indenture, together with such reliance letters as the Representative shall request.

                  (m) The Securitization Bonds shall have been rated in the highest long-term rating category by each of the Rating Agencies, and on or after the date hereof (i) no downgrade shall have occurred in the rating accorded to the debt securities of the Company by any Rating Agency, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                  (n) On or prior to the Closing Date, the Issuer shall have delivered to the Representative evidence, in form and substance reasonably satisfactory to the Representative, that appropriate filings have been, are being or will be made, as applicable, pursuant to
         Section 3.08 of the Sale Agreement and in accordance with the Statute and other applicable law reflecting the Issuer's first priority perfected ownership interest in the Securitization Property.

                  (o) The Representative shall have received an opinion, or reliance letter thereon, from Brown & Wood LLP, special federal income tax counsel to the Issuer, substantially to the effect of Exhibit 8.1 to the Registration Statement.

                  (p) The Representative shall have received an opinion, or reliance letter thereon, from Honigman Miller Schwartz and Cohn LLP, special Michigan tax counsel to Company and the Issuer, substantially to the effect of Exhibit 8.2 to the Registration Statement.

                  (q) Prior to the Closing Date, the Company and the Issuer shall have furnished to the Representative such further information, certificates, opinions and documents as the Representative may reasonably request, including such certificates, opinions and documents as the Representative may reasonably request to evidence the enforceability of any interest rate swap agreement entered into in connection with any class of floating rate Securitization Bonds and the qualification or listing of any floating rate Securitization Bonds as contemplated by the Final Prospectus.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Underwriting Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Underwriting Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Underwriting Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Issuer in writing or by telephone or facsimile confirmed in writing.

         The documents required to be delivered by this Section 6 shall be delivered at the offices of Brown & Wood LLP in The City of New York on the Closing Date.

         7.       Expenses.

                  (a) Upon the Sale of the Securitization Bonds, the Company and the Issuer will pay, or cause to be paid, all reasonable costs and expenses incident to the performance of the obligations of the Company, the Issuer, the Trustee and the Underwriters hereunder, including, without limiting the generality of the foregoing, (A) all costs, taxes and expenses incident to the issue and delivery of the Securitization Bonds to the Underwriters, (B) all costs and expenses incident to the preparation, printing, reproduction and distribution of the Registration Statement as originally filed with the Commission and each amendment thereto, any Preliminary Final Prospectus, the Basic Prospectus and the Final Prospectus (including any amendments and supplements thereto), (C) all fees, disbursements and expenses of the Company's, the Issuer's, the Trustee's and the Underwriters' counsel and the Company's and the Issuer's accountants, (D) all fees charged by the Rating Agencies in connection with the rating of the Securitization Bonds, (E) all fees of DTC in connection with the book-entry registration of the Securitization Bonds, (F) all costs and expenses incurred in connection with the qualification of the Securitization Bonds for sale under the laws of such jurisdictions in the United States as the Representative may designate, together with costs and expenses in connection with any filing with the National Association of Securities Dealers with respect with the transactions contemplated hereby, and (G) and all costs and expenses of printing and distributing all of the documents in connection the Securitization Bonds.

                  (b) If the sale of the Securitization Bonds provided for herein is not consummated because any condition set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or the Issuer to perform any agreement herein or comply with any provision hereof other than by reason of a default (including under Section 9) by any of the Underwriters, the Company and the Issuer, jointly and severally, will reimburse the Underwriters upon demand for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securitization Bonds.

         8.       Indemnification and Contribution.

                  (a) The Company and the Issuer, jointly and severally, will indemnify and hold harmless each Underwriter, the directors, officers, members, employees and agents of each Underwriter, and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Statute, the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of, directly or indirectly, the complete or partial judicial invalidation of the Statute, or the repeal, revocation or complete or partial judicial invalidation of the Financing Order, or (ii) arise out of, directly or indirectly, or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of, directly or indirectly, or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which the Company and the Issuer may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company and the Issuer, each of their directors or managers, each of their officers or managers who signs the Registration Statement, and each person who controls the Company or the Issuer within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Issuer to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Issuer or the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Issuer and the Company acknowledge that the statements set forth under the heading "Underwriting the Series 2001-1 Securitization Bonds" or "Plan of Distribution for the Securitization Bonds" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representative, confirm that such statements are correct in all material respects.

                  (c) Promptly after receipt by an indemnified party under this
         Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action, or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or failure to act, by or on behalf of any indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Issuer and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Issuer and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Issuer and by the Underwriters from the offering of the Securitization Bonds; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securitization Bonds) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securitization Bonds purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Issuer and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Issuer and the Underwriters respectively in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Issuer or the Underwriters, as the case may be. The Company, the Issuer and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Issuer or the Company within the meaning of either the Act or the Exchange Act, each manager or officer of the Issuer or the Company who shall have signed the Registration Statement and each manager or director of the Issuer or the Company shall have the same rights to contribution as the Issuer or the Company, subject in each case to the applicable terms and conditions of this paragraph (d). The Underwriters' obligations in this
         Section 8 to contribute are several in proportion to the respective principal amounts of Securitization Bonds set forth opposite their names in Schedule II hereto and not joint.

         9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securitization Bonds agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Underwriting Agreement, the nondefaulting Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securitization Bonds set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securitization Bonds set forth opposite the names of all the remaining Underwriters) the Securitization Bonds which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securitization Bonds which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securitization Bonds set forth in Schedule

II hereto, the nondefaulting Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securitization Bonds, and if such nondefaulting Underwriters do not purchase all the Securitization Bonds, this Underwriting Agreement will terminate without liability to any nondefaulting Underwriter, the Issuer or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Underwriting Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Issuer and the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         10. Termination. This Underwriting Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company and the Issuer prior to delivery of and payment for the Securitization Bonds, if prior to such time (i) there shall have occurred any change, or any development involving a prospective change, in or affecting either (A) the business, prospects, properties or financial condition of the Issuer or the Company or (B) the Securitization Property, the Securitization Bonds, the Financing Order or the Statute, the effect of which, in the judgment of the Representative, materially impairs the investment quality of the Securitization Bonds or makes it impractical or inadvisable to market the Securitization Bonds, (ii) trading in the Company's common stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (iii) a banking moratorium shall have been declared either by federal, State of New York or State of Michigan authorities or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Securitization Bonds as contemplated by the Final Prospectus (exclusive of any supplement thereto).

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, the Issuer or its managers or officers and of the Underwriters set forth in or made pursuant to this Underwriting Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or of the Company, the Issuer or any of the officers, directors, managers or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securitization Bonds. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Underwriting Agreement and the complete or partial judicial invalidation of the Statute.

         12. Notices. Unless otherwise specifically provided herein, all notices, directions, consents and waivers required under the terms and provisions of this Underwriting Agreement shall be in English and in writing, and any such notice, direction, consent or waiver may be given by United States first class mail, reputable overnight courier service, facsimile transmission or electronic mail (confirmed by telephone, United States first class mail or reputable overnight courier service in the case of notice by facsimile transmission or electronic mail) or any other customary means of communication, and any such notice, direction, consent or waiver shall be effective when delivered or transmitted, or if mailed, three days after deposit in the United States mail with proper first class postage prepaid: (a) in the case of the Representative, to it at the address specified in Schedule I hereto, (b) in the case of the Company, to it at The Detroit Edison Company, 2000 2nd Avenue, 937 WCB, Detroit, Michigan 48226, Attention: Corporate Secretary, and (b) in the case of the Issuer, to it at The Detroit Edison Securitization Funding LLC, 2000 2nd Avenue, 937 WCB, Detroit, Michigan 48226, Attention: Managers; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

         13. Successors. This Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, managers and directors and controlling persons referred to in
Section 8 hereof, and no other person will have any right or obligation hereunder.

         14. Applicable Law. This Underwriting Agreement will be governed by and construed in accordance with the laws of the State of New York.

         15. Counterparts. This Underwriting Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Issuer and the several Underwriters.

                                         Very truly yours,

                                         THE DETROIT EDISON COMPANY



                                         By:
                                              ----------------------------------
                                              Name:
                                              Title:


                                         THE DETROIT EDISON SECURITIZATION
                                         FUNDING LLC



                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:

The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date
specified in Schedule I hereto.

SALOMON SMITH BARNEY INC.


By:
     -------------------------------
     Name:
     Title:

For itself and the other several
Underwriters, if any, named in
Schedule II to the foregoing
Underwriting Agreement.

                                   SCHEDULE I


Underwriting Agreement dated March [     ], 2001

Registration Statement No. 333-51066

Representative:

         Salomon Smith Barney Inc.
         388 Greenwich Street
         New York, New York  10013

Title, Purchase Price and Description of Securitization Bonds:

         Title:   The Detroit Edison Securitization Funding LLC
                  Securitization Bonds, Series 2001-1

         Principal Amount, Price to Public,
             Underwriting Discounts and
             Commissions and Proceeds to
             Issuer:

                                                                              Underwriting
                             Total Principal                                 Discounts and
                             Amount of Class         Price to Public          Commissions          Proceeds to Issuer
                             ---------------         ---------------         --------------        ------------------
Per Class A-1
Securitization Bond             $                               %                       %                         %

Per Class A-2
Securitization Bond

Per Class A-3
Securitization Bond

Per Class A-4
Securitization Bond

Per Class A-5
Securitization Bond

Per Class A-6
Securitization Bond

        Total

                                $                      $                       $                     $
                                 ===========            ===========             ===========           ===========

         Original Issue Discount (if any):

         Redemption provisions:               At the Issuer's option when the
                                              outstanding principal balance of
                                              the Securitization Bonds has been
                                              reduced to less than 5% of the
                                              original principal balance and
                                              provided there is no interest
                                              rate swap agreement in effect
                                              with respect to any class of the
                                              Securitization Bonds, as set
                                              forth in Section 10.01 of the
                                              Indenture.

         Floating Rate Class:

         Other provisions:

         Closing Date, Time and Location:     March [     ], 2001, 10:00 AM;
                                              offices of Brown & Wood LLP,
                                              New York, New York

         Type of Offering:                    Delayed Offering

Date referred to in Section 5(a)(vi) and 5(b)(ii) after which the Company and the Issuer may offer or sell, or do other acts regarding, asset-backed securities without the consent of the Representative: [ ], 2001

                                   SCHEDULE II

                               Class A-1       Class A-2       Class A-3       Class A-4        Class A-5      Class A-6
                            Securitization   Securitization  Securitization  Securitization  Securitization  Securitization
Underwriters                     Bonds            Bonds           Bonds           Bonds           Bonds           Bonds
-------------------------   --------------   --------------  --------------  --------------  --------------  --------------
Salomon Smith Barney Inc.   $                $               $               $               $               $



         Total              $                $               $               $               $               $
                             ==============   =============   =============   =============   ==============  =============



Underwriters                      Total
-------------------------    ---------------
Salomon Smith Barney Inc.    $



         Total               $
                              =============

                                    EXHIBIT A

     [Honigman Miller Schwartz Cohn LLP Opinion Regarding Security Interest
                     Granted by Issuer to Trustee Under UCC]



         The opinion will consist of the following:

         1. The provisions of the Indenture are effective to create, in favor of the Trustee pursuant to the Act and the Financing Order, a valid security interest (as such term is defined in Section 1-201 of the Michigan UCC) in the SPE's rights as the owner of the Securitization Property and of that portion (the ""INTANGIBLE COLLATERAL") of the Collateral (as defined in the Indenture) consisting of "accounts" (other than Securitization Property) or "general intangibles (as each term is defined in Article 9 of the Michigan UCC).

         2. The security interest in favor of the Trustee in the Securitization Property and, to the extent a security interest therein can be perfected by filing a financing statement under the Michigan UCC, in the Intangible Collateral which is described in the SPE Financing Statement has been perfected.

         3. No other security interest of any other creditor of the SPE is equal or prior to the security interest of the Trustee in the Securitization Property and in that portion of the Intangible Collateral described in the SPE Financing Statement.

                                    EXHIBIT B

 [Honigman Miller Schwartz Cohn LLP Opinion Regarding True Sale Under Statute]



         The opinion will consist of the following:

         1. The provisions of the Sale Agreement and the Bill of Sale are effective to constitute a sale or other absolute transfer to the Issuer of all of Detroit Edison's right, title and interest in and to the Securitization Property, and not a borrowing secured by the Securitization Property, other than for federal, state and local tax purposes and financial accounting purposes; and

         2. Such transfer of the Securitization Property has been perfected as against third parties in accordance with the Act and the Michigan UCC.

                                    EXHIBIT C

  [Honigman Miller Schwartz Cohn LLP Opinion Regarding Security Enforceability of Michigan LLC Provisions Under Federal Bankruptcy Law]



         The opinion will consist of the following:

         1. Under the Michigan Limited Liability Company Act and the Issuer LLC Agreement, the bankruptcy or dissolution of Detroit Edison would not, by itself, cause the Issuer to be dissolved or its affairs to be wound up.

         2. Upon application by a judgment creditor of Detroit Edison and the issuance of an order of a court of competent jurisdiction charging Detroit Edison's interest as a member of the Issuer with payment of the unsatisfied amount of the judgment creditor's judgment with interest, the judgment creditor would be entitled to receive, as an assignee, Detroit Edison's share of distributions from the Issuer to the extent charged, but such judgment creditor would not be entitled to an interest in any specific property of the Issuer.

         3.       (A) The Issuer is a separate legal entity, and

                  (B) the existence of the Issuer as a separate legal entity will continue until dissolution.

         4. A bankruptcy court would hold that compliance with those provisions of the Issuer LLC Agreement and the Issuer Articles of Organization requiring the prior unanimous written consent of the Issuer's Managers to commence a Voluntary Case is necessary in order to commence a Voluntary Case.

                                    EXHIBIT D

               [Detroit Edison Corporate General Counsel Opinion]



         The opinion will consist of the following:

         1. Detroit Edison has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Michigan, and is duly qualified to do business in each jurisdiction where the nature of Detroit Edison's business requires such qualification to the extent such qualification and good standing is necessary to protect the validity and enforceability of the Transaction Documents. Detroit Edison has the power and authority to execute, deliver and perform its obligations under the Transaction Documents and to own its properties and conduct its business as described in the Registration Statement and the Final Prospectus.

         2. The execution, delivery and performance by Detroit Edison of the Transaction Documents and the consummation by Detroit Edison of the transactions contemplated thereby have been duly authorized by all requisite corporate action on the part of Detroit Edison and each of the Transaction Documents has been duly executed and delivered by Detroit Edison.

         3. Each of the Transaction Documents (other than the Underwriting Agreement) constitutes the valid and binding obligation of Detroit Edison, enforceable against Detroit Edison in accordance with its terms under the laws of the State of Michigan.

         4. The Underwriting Agreement constitutes the valid and binding obligation of Detroit Edison, enforceable against Detroit Edison in accordance with its terms under the laws of the State of New York.

         5. Detroit Edison holds all franchises, certificates of public convenience, licenses and permits necessary to carry on the utility business in which it is engaged, the absence of which would have a material adverse effect on the financial condition of Detroit Edison or on the validity of the Transaction Documents. All consents, approvals, authorizations of, or filings or registrations with, any governmental body, authority or agency applicable to Detroit Edison and required as a condition to the validity of the Transaction Documents or in connection with the execution, delivery and performance by Detroit Edison of the Transaction Documents have been obtained or made.

         6. The execution, delivery and performance by Detroit Edison of the Transaction Documents, each in accordance with its terms, do not (a) conflict with the Restated Articles of Incorporation or Bylaws of Detroit Edison, (b) conflict with or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under any indenture, material agreement or instrument to which Detroit Edison is a party or by which Detroit Edison or any of its property is bound, (c) result in the creation or imposition of any security interest or lien on any properties of Detroit Edison pursuant to the terms of any such agreement or instrument, except as provided in the Sale Agreement, (d) violate any law or any consent, order, rule, regulation or decree of any court or federal or state regulatory body, administrative agency or other governmental authority having jurisdiction over Detroit Edison or any of its properties, or (e) violate any law, rule or regulation applicable to Detroit Edison.

         7. There is no pending and, to the best of my knowledge, no threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving Detroit Edison or any of its subsidiaries, or involving or relating to the Financing Order or the collection of the SB Charge or the use and enjoyment of the Securitization Property under the Statute, of a character required to be disclosed in the Registration Statement or the Final Prospectus that is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or document of a character required to be described in the Registration Statement or the Final Prospectus or be filed as an exhibit to the Registration Statement that is not described or filed as required.

         8. The Underwriting Agreement constitutes the valid and binding obligation of Detroit Edison, enforceable against the Detroit Edison in accordance with its terms under the laws of the State of New York.

         9.       The statements set forth in the final prospectus dated
March __, 2001 relating to the Securitization Bonds (together with the Prospectus Supplement relating to the Securitization Bonds dated March __, 2001, the "Final Prospectus") (a) under the headings, "The Securitization Bonds" (other than the statements under the subheading "Securitization Bonds Will Be Issued in Book-Entry Form") and "The Series 2000-1 Securitization Bonds", "The Sale Agreement", "The Servicing Agreement" and "The Indenture", insofar as they purport to summarize certain provisions of the Issuer LLC Agreement, the Securitization Bonds, the Sale Agreement, the Servicing Agreement and the Indenture, respectively, constitute fair summaries of such provisions, and (b) under the headings "The Detroit Edison Company" and "The Seller and Servicer of the Securitization Property" are accurate in all material respects.

         10. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and neither the Sale Agreement nor the Servicing Agreement is required to be registered under the Trust Indenture Act.

         11. The Registration Statement has become effective under the Securities Act; any required filing of the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by Rule 424(b); to the best of our knowledge after due inquiry with the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which we express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder.

         12. The Issuer is not, and after giving effect to the offering and sale of the Securitization Bonds and the application of the proceeds thereof as described in the Final Prospectus, will not be required to be registered as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         13. No facts have come to its attention that have led it to believe that the Registration Statement at the effective date thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus contained as of its date or contains as of the Closing Date an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no opinion or belief with respect to (i) the numerical, statistical and financial information included therein or excluded therefrom, (ii) the Trustee's Statement of Eligibility and Qualification under the Trust Indenture Act, on Form T-1 or (iii) the statements under the subheading "The Securitization Bonds -- Securitization Bonds Will Be Issued in Book-Entry Form".

                                    EXHIBIT E

             [Honigman Miller Schwartz Cohn LLP Regulatory Opinion]



         The opinion will consist of the following:

         1. The Financing Order issued by the Commission authorizing the issuance and sale of the securitization bonds is in effect and is a final non-appealable order. The statutory period for timely appeal of the Commission's decision in Case No. U-12478 has expired and no claim of appeal is outstanding.

         2. The Commission has the necessary statutory authority to issue the Financing Order, and the Financing Order conforms to and is in accordance with its statutory authority, and the process by which it was issued complies with the applicable laws, and rules and regulations, including Act 142. Act 142 has been duly enacted by the Michigan Legislature in accordance with the Constitution and the applicable laws of Michigan, and is in full force and effect. The Financing Order is effective in accordance with its terms, and the Financing Order, together with the securitization charges authorized in the order are irrevocable, and not subject to reduction, impairment or adjustment by further action of the Commission, except as provided under Section 10k(3) of Act 142.

         3. No other approval, authorization, consent, or order of the Commission or any other state or local commission or governmental authority in Michigan (other than under the securities or Blue Sky laws of the State of Michigan, as to which no opinion is expressed) is required for the issuance and sale of the securitization bonds or the performance by the Company of its obligations and duties pursuant to the Financing Order.

         4. The LLC constitutes an "Assignee" within the meaning of Act 142, to which an interest in the securitization property may be transferred. A holder of securitization bonds, including trustees acting for the benefit of bondholders is a "[f]inancing party" within the meaning of Act 142.

         5. Once issued in conformance with the Financing Order and the Act, the proposed securitization bonds will be "[s]ecuritization bonds" within the meaning of Act 142.

                                    EXHIBIT F

  [Honigman Miller Schwartz Cohn LLP Constitutional Opinion Regarding Michigan
                       Contract Clause and Takings Clause]



         The opinion will consist of the following:

         1. Based on interpretation of existing case law, in our opinion, under the Contract Clauses of the Michigan Constitution, the State of Michigan, including the Michigan Public Service Commission, could not constitutionally take any action of a legislative character, including the repeal or amendment of the Statute, which would substantially limit, alter or impair the Securitization Property or other rights vested in the Securitization Bondholders pursuant to the Financing Order, or substantially limit, alter, impair or reduce the value or amount of the Securitization Property, unless such action is a reasonable exercise of the State of Michigan's sovereign powers and of a character reasonable and appropriate to the public purpose justifying such action.

         2. Under the Takings Clauses of the Michigan Constitution, the State of Michigan could not repeal or amend the Statute or take any other action in contravention of its pledge and agreement (to be quoted) without paying just compensation to the Securitization Bondholders, as determined by a court of competent jurisdiction, if doing so would constitute a permanent appropriation of a substantial property interest of the Securitization Bondholders in the Securitization Property and deprive the Securitization Bondholders of their reasonable expectations arising from their investments in the Securitization Bonds.

                                    EXHIBIT G

        [Brown & Wood LLP Constitutional Opinion Regarding U.S. Contract
                           Clause and Takings Clause]



         The opinion will consist of the following:

         1. Under the Contract Clause, the State of Michigan, including the electorate acting through its powers of referendum or initiative, and the Michigan Public Service Commission, could not constitutionally take any action of a legislative character, including the repeal or amendment of the Act, that would substantially impair the Securitization Property or other rights vested in the Securitization Bondholders pursuant to the Financing Order or reduce, alter, or impair the Securitization Charges to be imposed, collected and remitted pursuant to the Financing Order, unless such action is a reasonable exercise of the State of Michigan's sovereign powers and of a character reasonable and appropriate to the public purpose justifying such impairment of the State's own obligation.

         2. Under the Takings Clauses of the United States Constitution, the State of Michigan could not repeal or amend the Act or take any other action in contravention of its pledge quoted above without paying just compensation to the Securitization Bondholders, as determined by a court of competent jurisdiction, if doing so would constitute a permanent appropriation of a substantial property interest of the Securitization Bondholders in the Securitization Property and deprive the Securitization Bondholders of their reasonable expectations arising from their investments in the Securitization Bonds. There is no assurance, however, that even if a court were to award just compensation it would be sufficient to pay the full amount of principal of and interest on the Securitization Bonds.

                                    EXHIBIT H

    [Honigman Miller Schwartz Cohn LLP Opinion Regarding Mortgage Indenture]



         The opinion will consist of the following:

         1. The Securitization Property is not and will not be subject to the lien and security interest of the Mortgage or part of the Trust Estate (as defined therein) established under the Mortgage.

         2. Without any notice to, consent of or release from the Mortgage Trustee, the Company will be able to assign and sell the Securitization Property to the Issuer free and clear of any lien or security interest under the Mortgage.

         3. Upon purchasing the Securitization Property from the Company and without any notice to or consent of the Mortgage Trustee, the Issuer will be able to grant a lien and security interest in the Securitization Property to the Bond Trustee as security for the payment of the Bonds free and clear of any lien or security interest under the Mortgage.

         4. Even if, contrary to certain reasoning and conclusions set forth in the opinion letter, the language of the Mortgage were interpreted to cover the Securitization Property, the Act does not result in a taking in violation of the United States Constitution or the Michigan Constitution.

                                    EXHIBIT I

     [Honigman Miller Schwartz Cohn LLP Corporate Opinion Regarding Issuer]



         The opinion will consist of the following:

         1. The Issuer is a duly formed and validly existing Michigan limited liability company.

         2. The Issuer LLC Agreement constitutes a valid and binding agreement of Detroit Edison, as the member of the Issuer, and is enforceable against Detroit Edison in accordance with its terms.

         3. The Issuer has the limited liability company power and authority to execute, deliver and perform its obligations under the Transaction Documents and the Securitization Bonds and to own its properties and conduct its business as described in the Registration Statement and the Final Prospectus.

         4. The execution and delivery of each of the Transaction Documents and the Securitization Bonds and the consummation by the Issuer of the transactions contemplated thereby have been duly authorized by all requisite limited liability company action on the part of the Issuer and each of the Transaction Documents and the Securitization Bonds has been duly executed and delivered by the Issuer.

         5. The issue and sale of the Securitization Bonds by the Issuer, the execution and delivery by the Issuer of each of the Transaction Documents and the performance by the Issuer of its obligations under each of the foregoing, each in accordance with its terms, do not (a) violate, result in any breach of any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under the Issuer Articles of Organization or the Issuer LLC Agreement, (b) violate any Applicable Law applicable to the Issuer or (c) to the current actual knowledge of such counsel (i) violate or breach any of the material terms or provisions of, or constitute (with or without notice or lapse of time) a default under any indenture, material agreement or instrument to which the Issuer is a party or by which the Issuer is bound (the "Issuer Applicable Contracts"), (ii) result in the creation or imposition of any security interest or lien on any properties of the Issuer pursuant to the terms of any of the Issuer Applicable Contracts (other than as contemplated by the Transaction Documents) or (iii) violate any consent, order or decree of any court or federal or state regulatory body, administrative agency or other governmental authority having jurisdiction over the Issuer or any of its properties.

         6. No consent, approval, license, authorization or validation of, giving of notice to, or filing, recording or registration with, any governmental authority pursuant to Applicable Law which has not been obtained or taken and is not in full force and effect, is required under Applicable Law to authorize, or is required under Applicable Law in connection with, the execution, delivery or performance by the Issuer of any of the Transaction Documents or the Securitization Bonds, or the performance by the Issuer of the transactions contemplated by the Transaction Documents and the Securitization Bonds.

         7. Each of the Transaction Documents (other than the Underwriting Agreement) constitutes the valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms.

         8. The Underwriting Agreement constitutes the valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms; provided, however, that the opinions expressed are limited to the laws of Michigan and where applicable, the laws of the United States, and no opinion is expressed concerning the laws of any other jurisdiction; and provided, further, that such counsel note that the Underwriting Agreement provides that it is governed by the law of the State of New York and have assumed, with the addressee's permission, that the law of the State of New York is identical to the law of Michigan in all respects material to such opinions, and such counsel expresses no opinion concerning the validity of the governing law provisions of the Underwriting Agreement.

         9. The Securitization Bonds have been duly authorized and executed, and, when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will constitute the valid and binding obligations of the Issuer enforceable against the Issuer in accordance with their respective terms and will be entitled to the benefits of the Indenture.

         10. Neither the execution, delivery or performance by the Issuer of the Transaction Documents or the Securitization Bonds nor the compliance by the Issuer with the terms and provisions thereof nor the issuance and sale by the Issuer of the Securitization Bonds, will contravene any provisions of any Applicable Law of the State of Michigan or the United States of America (other than securities or "blue sky" laws of Michigan or federal securities laws, as to which no opinion is expressed).

                                    EXHIBIT J

          [Honigman Miller Schwartz Cohn LLP 10b-5/Fair Summary Letter]



         The letter will consist of the following:

         1.       The statements set forth in the final prospectus dated
March __, 2001 relating to the Securitization Bonds (together with the Prospectus Supplement relating to the Securitization Bonds dated March __, 2001, the "Final Prospectus") (a) under the heading "The Detroit Edison Securitization Funding LLC, The Issuer" are accurate in all material respects, (b) under the heading "How a Bankruptcy of the Seller or Servicer May Affect Your Investment", fairly summarize the matters described therein, and (c) under the heading "Material Income Tax Consequences for the Securitization Bonds -- Material State of Michigan Tax Consequences", fairly summarize the matters described therein, and

         2. The statements included in the Final Prospectus under the headings "The Act" and "The MPSC Financing Order and the Securitization Bond Charge", to the extent they purport to summarize provisions of the Statute and the Financing Order, fairly summarize provisions of the Statute and the Financing Order.

         3. Other than as stated in paragraphs 1 and 2 above, without having undertaken to determine independently the accuracy, completeness or fairness of, or to verify, the information contained in the Registration Statement, but on the basis of our participation in certain correspondence and discussions held for the purposes of preparing the Formation Documents, the Sale Agreement, the Servicing Agreement, the Administration Agreement, the Indenture and the Underwriting Agreement (but not any Interest Rate Swap Agreement), certain portions of the Registration Statement and related documents and for the purpose of reviewing the summaries thereof contained in the Registration Statement, in which correspondence and discussions representatives of the Issuer, the Company, Salomon Smith Barney and the Trustee, and their respective counsel, were at various times participating, and on the basis of our review of the above-mentioned documents, no facts have come to our attention that have led us to believe that the Registration Statement at the effective date thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus contained as of its date or contains as of the Closing Date an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no opinion or belief with respect to (i) the numerical, statistical and financial information included therein or excluded therefrom,
(ii) the Trustee's Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, on Form T-1, (iii) the statements under the subheadings "The Securitization Bonds -- Securitization Bonds Will Be Issued in Book-Entry Form" and "Certificated Securitization Bonds", or (iv) any statements or information included therein or excluded therefrom with respect in any way to
(u) floating rate Securitization Bonds, (v) hedging, interest rate swap or other such agreements or transactions, (w) any financial, payment or redemption terms or provisions of the Securitization Bonds, (x) the Luxembourg Stock Exchange or any other securities exchange or market on or in which the Securitization Bonds may be listed or traded, (y) federal taxation, or (z) any opinions of counsel (other than Honigman Miller Schwartz and Cohn LLP) or opinions or reports of other professionals.

                                    EXHIBIT K

        [Honigman Miller Schwartz Cohn LLP Opinion Regarding True Sale of
           Securitization Property from Detroit Edison to Issuer Under
             Federal Bankruptcy Law and Substantive Consolidation of
                           Detroit Edison and Issuer]



         The opinion will consist of the following:

         (i) In the event of a case under the Bankruptcy Code in which Detroit Edison was a debtor, the court would find that the transfer of the Securitization Property by Detroit Edison to the Issuer constituted an absolute sale of such assets by Detroit Edison to the Issuer so that (a) such Securitization Property (including the collections thereon) would not be property of the bankruptcy estate of Detroit Edison under Section 541(a) of the Bankruptcy Code, (b) the bankruptcy court would not compel the turnover of such Securitization Property or the proceeds thereof to Detroit Edison under Section 542 of the Bankruptcy Code, and (c) the Issuer's rights in the Securitization Property and the proceeds thereof would not be impaired by the operation of
Section 362(a) of the Bankruptcy Code.

         (ii) In the event of a case under the Bankruptcy Code in which Detroit Edison was a debtor, the court would not disregard the separate existence of Detroit Edison and the Issuer so as to order substantive consolidation of the assets and liabilities of the Issuer with the assets and liabilities of Detroit Edison, where the Issuer was not also a debtor under the Bankruptcy Code and where the Issuer and its creditors actively opposed substantive consolidation.

                                    EXHIBIT L

                           [Brown & Wood LLP Opinion]



         The opinion will consist of the following:

         1. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and neither the Sale Agreement nor the Servicing Agreement is required to be registered under the Trust Indenture Act.

         2. The Registration Statement has become effective under the Securities Act; any required filing of the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by Rule 424(b); to the best of our knowledge after due inquiry with the Commission, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which we express no opinion) comply as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder.

         3. The Issuer is not, and after giving effect to the offering and sale of the Securitization Bonds and the application of the proceeds thereof as described in the Final Prospectus, will not be required to be registered as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         4.       The statements set forth in the final prospectus dated
March __, 2001 relating to the Securitization Bonds (together with the Prospectus Supplement relating to the Securitization Bonds dated March __, 2001, the "Final Prospectus") (a) under the headings, "The Securitization Bonds" other than the statements under the subheading "Securitization Bonds Will Be Issued in Book-Entry Form") and "The Series 2001 Securitization Bonds", "The Sale Agreement", "The Servicing Agreement" and "The Indenture", insofar as they purport to summarize certain provisions of the Issuer LLC Agreement, the Securitization Bonds, the Sale Agreement, the Servicing Agreement and the Indenture, respectively, constitute fair summaries of such provisions, (b) under the heading "ERISA Considerations", fairly summarize the matters described therein, (c) under the heading "Material Income Tax Consequences for the Securitization Bonds" but excluding the statements under the subheading "Material State of Michigan Tax Consequences", fairly summarize the matters described therein, and (d) to the extent they purport to summarize the Interest Rate Swap Agreement fairly summarize the provision thereof.

         5. No facts have come to our attention that have led us to believe that the Registration Statement at the effective date thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus contained as of its date or contains as of the Closing Date an untrue statement of a material fact or omitted or omits, as the case may


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
be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no opinion or belief with respect to (i) the numerical, statistical and financial information included therein or excluded therefrom,
(ii) the Trustee's Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, on Form T-1 or (iii) the statements under the subheading "The Securitization Bonds -- Securitization Bonds Will Be Issued in Book-Entry Form".


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